MULTIMEDIA GAMES™

MGAM: NASDAQ

Investor Presentation

August 2009

Safe Harbor

In addition to historical facts or statements of current conditions, this presentation contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the company's current expectations and beliefs but are not guarantees of future performance. As such actual results may vary materially from expectations. The Company's ability to enter into any new jurisdiction is subject to regulatory approval and licensing requirements. Any dates included in this presentation should be considered target dates only, actual dates my vary materially from expectations.

Additional risks and uncertainties associated with the forward-looking statements are described in the company's filings with the Securities and Exchange Commission, including the Company's reports on Form 10-K and 10-Q. Multimedia Games assumes no obligation to publicly update or revise any forward-looking statements.

Creating Value

- **Leverage Management's Gaming, Technology and Turnaround Experience**
- **Enhance Performance in Current Markets**
  - Informed decisions to leverage large installed base and improve profitability
- **Pursue Select New Market Opportunities**
  - Expanding product portfolio and creating new revenue streams
- **Redefine the Organization**
  - Reduce SG&A, improve product development and sales process
- **Strengthen the Balance Sheet**
  - Expense and cap-ex reductions expected to lead to higher levels of cash flow
  - Deploy available cash flow to reduce outstanding debt

Experienced Senior Management Team

- **Anthony Sanfilippo: Chief Executive Officer**
  - 20 years of gaming experience, 10 years as president of Harrah's Central and Western Divisions
- **Patrick Ramsey: Chief Operating Officer**
  - 7 years of gaming experience; various executive and operations positions with Harrah's, most recently Vice President and Executive Associate to the Vice Chairman
- **Ginny Shanks: Chief Marketing Officer**
  - 25 years marketing experience, most recently as Senior Vice President of Brand Management for Harrah's
- **Uri Clinton: General Counsel and Corporate Secretary**
  - 10 years business and legal experience, most recently as Vice President of Legal Affairs for Harrah's Central Division
- **Mick Roemer: Senior Vice President of Sales**
  - 25 years of gaming equipment sales, marketing and product development experience in senior management roles with IGT, Anchor Games and Bally Technologies
- **Adam Chibib: Chief Financial Officer**
  - 18 years public company financial management and technology industry experience

Enhancing Current Market Performance

MULTIMEDIA GAMES™

Current Installed Base

Washington
C3 Video Lottery Systems
2,653 units
C2 – 409 units
9% YTD F'09 revs

Oklahoma
C3 – 6,658 units
C2 – 895 units
65% YTD F'09 revs

Mexico
Electronic Bingo
5,727 units
8% YTD F'09 revs



New York
VLT Central Sys. supports ~ 13,000 VLT units
C2 – 489 units
11% YTD F'09 revs

Rhode Island
C3
50 units

Alabama
Charity Bingo
2,280 units
9% YTD F'09 revs

- **More than 1,150 proprietary C3 titles installed**
- **~17,000 units installed in recurring revenue model (excludes WA placements)**

MULTIMEDIA GAMES

Oklahoma – Focus on WPU and Floor Share

- **Oklahoma placements generated 65% of YTD F'09 revenues**
- **Installed base of 7,553 units as of 6/30**
- **Investments focused on WPU increases and prudent deployment of capital**
- **Selected footprint expansion**

Floor Share Increases →

- Improved Product Support
- Improved Account Management
- Focused Sales Effort

WPU Improvements →

- Denom, Theme, Bank Changes
- Connecting to Player Promotion Systems
- Maximizing Portfolio of Products
- Deploying PlayerHD™ Cabinet
- Select Deployment of 3rd Party Units

Oklahoma – WinStar World Casino

- **MGAM placements comprise approximately 43% of total floor**
- **Six year/11 month agreement**
- **Unit placements at 2,440 vs. 1,058 pre-expansion**
- **Q3 '09 WPU of $144.19 vs. Q3 '08 WPU of $309.38**
  - **Decline driven by dilution from unit increase in early fiscal 2009**
- **Remodeling 3 older sections of slot floor**
  - **Will have units down in various stages over next six months**
  - **Implementing proactive strategies to mitigate impact**
- **New hotel now open**
- **Updating C2 devices for re-introduction to slot floor following renovation**





MULTIMEDIA GAMES™

Mexico - Enhanced Financial Performance

- **Mexico placements generated 8% of total YTD F'09 revenues**
  - **Significant local currency decline impacts Y-o-Y comparison**
- **Continued focus on improving profitability of current footprint**
  - **Reducing floor share % and redeploying games to new sites**
  - **Capital investments down Y-o-Y**
  - **12 new-to-market games deployed to date in fiscal 2009**
  - **Working with customer to update offerings to in-demand games with prudent additional capital investment**
- **Actively exploring most profitable way to build C3 footprint**


Profitability
MGAM as a % of floor
70%

MULTIMEDIA GAMES

Alabama

- **Charity placements generated 8% of YTD F'09 revenues**
  - **Q3 '09 WPU of $44.29 vs. Q2 '09 WPU of $55.98**
  - **Q3 '09 Y-o-Y decline was lowest in the last 6 quarters**
- **Reversing negative trends**
  - **Added 120 SAS units in favorable location at Victoryland which are performing above floor average**
  - **Working with property to continue process of replacing older units with best titles on SAS-compatible units in new sections**







MULTIMEDIA GAMES

New York

- **New York Lottery**
  - **Operates central determinant system for VLTs**
  - **Revenue share from 13,000 terminals at eight horse racing facilities throughout the state**
  - **Strong relationship and six year history**
  - **Contract extended through December 2017**
  - **Likely market expansion**
    - **Aqueduct could increase installed units by at least 35%**
    - **Selection of VLT operator expected by year-end**
- **Class II Gaming**
  - **Seneca Irving and Seneca Salamanca**

Product Strategy

MULTIMEDIA GAMES™

Product Development Strategy Overhaul

- **Historical development practices:**
  - **Large portfolio of marginal product**
  - **Small group of key decision makers**

- **Historical productivity inhibitors:**
  - **Supporting multiple platforms**
  - **Dropped games accounted for ~25% of total games from 2004-2008**



Dropped Games Per Year
120
100
80
60
40
20
0
2004
2005
2006
2007
2008

Focus Game Development

- **Build Studio Model**
- **Implement Concept Testing**
- **Launch Class III**
- **Collapse Class II**

Studio Model

HQ Austin
- Frameworks
- Hardware
- Art Leadership

Studio 1 Class II Austin
- Porting
- OK, AL, WA, CA, MX
- Quality Assurance

Studio 2 Class II Austin
- Modifications
- OK, AL, WA, CA, MX
- Quality Assurance

Studio 3 Class III Austin
- Original Titles
- Quality Assurance

Studio 4 Original Titles Studio Austin
- Original Titles
- Math Leadership
- Quality Assurance

- **Organizes capabilities by product**
- **Development team expanded beyond Austin HQ**

MULTIMEDIA GAMES

Concept Testing Model


Ideation
Thematic Testing
Prototype
Beta Test
COMMERCIALIZATION

Class III Sales Strategy

MULTIMEDIA GAMES™

Product Strategy

- **Class III environment is highly competitive**
  - **MGAM will address underserved areas of the casino floor with creative/innovative products**
- **Emphasize quality, not quantity**
  - **15 new Class III games developed YTD**
  - **22 Class III titles planned for fiscal 2009**
- **Product launch portfolio is well defined and targets three specific niches**

MULTIMEDIA GAMES

Launch Class III – Rhode Island

- **Top performing games featured in launch portfolio**

Title	WPU	vs. Floor Avg.
Ernestine	$314.79	248%
Jambalaya Jackpot	$262.75	207%
Chameleon	$249.29	196%
Total Meltdown	$244.62	193%
Queen of the Desert	$214.35	169%

Data derived from games placed at the Newport Casino

Time Frame – July 2009

MULTIMEDIA GAMES

Launch Class III – Oklahoma

- **Top performing games featured in launch portfolio**

Title	WPU	vs. Floor Avg.
Sport of Kings	$334.48	197%
High Voltage Bonus	$257.09	151%
One Red Cent	$220.81	130%
Smokin' 7's	$220.22	130%
Top Shelf	$204.94	121%

Data compiled from the WinStar, Riverwind and Newcastle casinos

Time Frame – July 2009

Featured New Products



Player HD™ Dual Monitor Cabinet

Casino Commander Tournament System





Sport of Kings

Product Portfolio Targets Three Niches

- **Sport of Kings - community gaming segment**
  - **Now installed in 3 Oklahoma casinos**
  - **Customers play against each other in a common bonus event**
  - **WPU outperforms floor average at all three locations to date:**
    - **WinStar – 127%**
    - **Riverwind – 298%**
    - **Newcastle – 209%**
- **Player HD Cabinet - Wide Screen Cinematic Video**
  - **Features eye-catching 23-inch high definition LCD video screen**
- **Commander Tournament System**
  - **Installed at WinStar in Oklahoma**
  - **Planned Sept. 2009 install in CA at Chumash Casino Resort (subject to licensing requirements/regulatory approvals)**
    - **Selected in bidding process over 2 competitive products**
  - **Transforms floor into live action slot theatre**
  - **Automates manual tournament process**
  - **Reduces errors, keeps games in revenue longer**

MULTIMEDIA GAMES

Targeted C3 Market Opportunity

Forecast total slots in targeted markets through 2011 = 648,590 games

- **Initial C3 field trial underway in CA**
- **2 additional trials planned for late September 2009**
- **Casino Commander installation in September 2009**



	Current Supply (1)	Future Supply ('09-'11) (2)	Total
California	65,300	1,350	66,650
Florida	29,800	2,600	32,400
Minnesota	21,800	0	21,800
NY (tribal)	24,400	0	24,400
Wisconsin	16,400	460	16,860
			162,110

	Current Supply (1)	Future Supply ('09-'11) (2)	Total
Connecticut	13,700	0	13,700
Iowa	20,700	0	20,700
Louisiana	29,100	0	29,100
Michigan	27,700	5,000	32,700
Mississippi	41,000	2,933	43,933
New Mexico	16,000	0	16,000
			156,133

	Current Supply (1)	Future Supply ('09-'11) (2)	Total
Colorado	20,200	0	20,200
Illinois	13,900	2,938	16,838
Indiana	23,100	1,162	24,262
Missouri	18,000	2,300	20,300
Nevada	202,300	9,047	211,347
New Jersey	37,400	0	37,400
			330,347

(1)Approximate based on state gaming commissions and various market surveys

(2) Figures from JP Morgan research report "Our Updated Slot Supply & Jurisdictional Outlook" published 4/8/09

MULTIMEDIA GAMES

* New markets subject to licensing and regulatory approval

Improved Financial Performance

Improving Focus on Cash Flow

- **Improved working capital management drove cash flow growth in third quarter of fiscal 2009**
- **Cash flow deployed to reduce borrowings by $14.1 million, or 14%, in fiscal 3Q09**
- **SG&A is now in-line**
  - **48.7% of quarterly revenues as of fiscal 3Q09**
  - **Lowest % of revenues in 13 quarters**

MULTIMEDIA GAMES

Solidifying the Balance Sheet

- **Outstanding borrowings of $83.4 million as of 6/30**
- **Favorably amended credit facility**
- **Adjusted EBITDA calculation allows add-backs for:**
  - **TTM Diamond Game legal costs and settlement fees**
  - **Non-cash stock-based compensation expense**
  - **Up to $10 million of certain non-cash asset impairment charges**
  - **Interest income, income tax benefit (if any)**
- **TTM Adjusted EBITDA of $79.4 million as of 6/30**
  - **Total leverage is approximately 1.0x TTM Adjusted EBITDA**
- **Balance sheet highlights:**

(US$ in millions)	Three months ended 6/30/09
Borrowings under credit facility	**$ 83.4**
Less	
Cash	**9.4**
Note receivable[(1)]	**58.0**
	$ 16.0

[(1)] *Represents note receivable from largest customer for advance of funds for casino expansion*

MULTIMEDIA GAMES

Recent Execution on Strategic Initiatives

Corporate/Financial	Operations*
Reduced core SG&A	Sport of Kings live in OK
Improved cap-ex management	Casino Commander Live in OK Agreement for CA casino
Settled Diamond Game litigation	C3 field trials underway in CA
Solidifying Balance Sheet	Extended NY Lottery Contract (2017)
Proactively amended credit facility	Player-focused Class III games (15 new games developed YTD)
Driving higher ROIC	25 new SAS-capable Class II games YTD
	PlayerHD™ rollout continues

MULTIMEDIA GAMES

* Certain items are subject to pending licensing and regulatory approval

Longer-Term Areas of Focus

Diversify revenue streams

- Pursue licenses in new C3 markets
- Expand revenue model to include unit sales

Reduce reliance on 3rd party products

Technology leadership

- Product stability & innovation
- Expand game library (all SAS compatible)

Focus on Increasing FCF

Summary

- **Organizational structure strengthened and streamlined**
  - **Significant gaming and technology industry experience**
  - **Redefinition of workforce resulting in annualized reduction of approximately $5M in salaries, wages and benefits**
- **Team focus on improving profitability of installed base of approximately 17,000 units**
- **Expanding Class III product portfolio to create new revenue streams and enter new markets***
  - **Improved product development and sales process**
- **Working on expense and cap-ex reductions to drive higher cash flow**

MULTIMEDIA GAMES

* Pending licensing and regulatory approval

MULTIMEDIA GAMES™

MGAM: NASDAQ

Investor Presentation

August 2009